UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 20, 2012

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

21575 Ridgetop Circle Sterling, Virginia		20166
(Address of principal executive offices)		(Zip Code)

(571) 434-5400

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On June 21, 2012, the Board of Directors (the “Board”) of NeuStar, Inc. (“Neustar” or the “Company”) amended the Company’s Amended and Restated Bylaws to, among other things: (1) provide for greater specificity in advance notice procedures; (2) reflect changes in the Delaware General Corporation Law (“DGCL”) that permit boards of directors to separate the record dates for determining stockholders entitled to vote at a meeting from the record dates for stockholders entitled to notice of the meeting; (3) provide the chairman of the meeting, and the Board, more detailed powers and authority to conduct the annual meeting; (4) reflect updates made to the DGCL that permit resignations that are contingent on the occurrence of future events; and (5) permit our Board to adopt emergency bylaws that would apply in the context of certain emergency situations. The Amended and Restated Bylaws, which became effective on June 21, 2012, also contain certain other clarifying and conforming changes.

The above description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as amended, which is included as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Neustar Annual Meeting of Stockholders was held on June 20, 2012. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

1.	Election of Class II directors:

Name of Nominee	For	Against	Abstentions	Broker Non-Votes
Ross K. Ireland	62,136,950	382,164	56,823	2,011,040
Paul A. Lacouture	62,431,985	86,981	56,971	2,011,040
Michael J. Rowny	62,347,526	171,340	57,071	2,011,040

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012:

Votes for approval:	64,086,776
Votes against:	490,126
Abstentions:	10,075

There were no broker non-votes for this item.

3.	Approval of Advisory Resolution on Executive Compensation:

Votes for approval:	60,754,073
Votes against:	1,775,710
Abstentions:	46,154
Broker non-votes:	2,011,040

4.	Approval of the Amended and Restated NeuStar, Inc. 2009 Stock Incentive Plan:

Votes for approval:	36,354,284
Votes against:	24,083,539
Abstentions:	2,138,114
Broker non-votes:	2,011,040

5.	Approval of the NeuStar, Inc. Employee Stock Purchase Plan:

Votes for approval:	60,898,048
Votes against:	960,099
Abstentions:	717,790
Broker non-votes:	2,011,040

Item 9.01. Financial Statements and Exhibits.

The following materials are attached as exhibits to this Current Report:

Exhibit Number	Description

3.2	Amended and Restated Bylaws of NeuStar, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2012	NEUSTAR, INC.

	By:	/s/ Paul S Lalljie
		Name:	Paul S Lalljie
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

3.2	Amended and Restated Bylaws of NeuStar, Inc.

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